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                                                                    EXHIBIT 10



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 (Registration No. 333-34420 and 333-73650), pertaining to the Jacada Ltd. 1999 Share Option and Incentive Plan, the Jacada Ltd. 1996 Share Option Plan and to the Jacada Ltd. 1994 Stock Option Plan, of our report, dated January 29, 2002 with respect to the consolidated financial statements of Jacada Ltd. included in its Annual Report (Form 20-F) for the year ended December 31,2001.



Tel Aviv ,Israel
April 8, 2002



                                    /s/ KOST, FORER AND GABBAY

                              A MEMBER OF ERNST & YOUNG INTERNATIONAL